OTHER CURRENT ASSETS - NET (Tables)	12 Months Ended
Dec. 31, 2012
Other Current Assets

Other current assets consist of the following:

	As of December 31,
	2011	2012	2012
	(RMB’000)	(RMB’000)	(US$’000)

VAT recoverable	282,560	162,195	26,034
Income taxes recoverable	57,548	48,268	7,748
Unbilled solar systems integration revenue	—	60,822	9,763
Other receivables — net	128,115	20,064	3,220
Prepaid expenses	60,349	65,435	10,503

	528,572	356,784	57,268